UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2007

Neutron Enterprises, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	005-80243	98-0338100
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 De Maisonneuve West, 2 Place Alexis Nihon Suite 1650 Montreal, Quebec, Canada	H3Z 3C1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (514) 871-2222

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities And Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On October 12, 2007, we issued options to certain of our employees, executive officers, directors, advisors and consultants to purchase an aggregate of 7,770,000 shares of common stock at an exercise price of $.50 per share for a term of five years. The terms of the foregoing options are set forth in more detail in Item 5.02 below.

On October 15, 2007, we issued options to certain of our employees, executive officers, directors, advisors and consultants to purchase an aggregate of 7,770,000 shares of common stock at an exercise price of $.65 per share for a term of five years. In connection therewith, the employees, executive officer and directors surrendered options to purchase 9,535,000 shares of our common stock at exercise prices between $1.00 and $2.39 per share. The terms of the foregoing options are set forth in more detail in Item 5.02 below.

The foregoing securities were issued in a private placement transaction pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, without engaging in any advertising or general solicitation of any kind and without payment of underwriting discounts or commissions to any person.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Incentive Plan

On October 12, 2007, our Board of Directors adopted the Neutron Enterprises, Inc. 2007 Stock Incentive Plan (the “Plan”). The Plan reserves 6,000,000 shares of common stock for issuance pursuant to stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, and other equity based or equity related awards to employees, officers, directors, consultants or advisors to the Company or any of our subsidiaries as well as individuals who have entered into an agreement with us under which they will be employed by the Company or any of our subsidiaries in the future. The Plan is administered by the Board of Directors (the “Board”) of the Company which has full and final authority to interpret the Plan, select the persons to whom awards may be granted, and determine the amount and terms of any award. In order to comply with certain rules and regulations of the Securities and Exchange Commission or the Internal Revenue Code, the Board can delegate authority to appropriate committees of the Board. Although the Plan provides for the issuance of options that qualify as incentive stock options (“ISOs”) under the Internal Revenue Code of 1986, as amended, since the Plan was not approved by our stockholders, we cannot issue ISOs unless and until we obtain the requisite shareholder approval.

Stock options issued under the Plan have a term of no more than 10 years, an exercise price equal to at least 100% of the fair market value of our common stock on the date of grant, are subject to vesting as determined by the Board, and unless otherwise determined by the Board, may not be transferred except by will, the laws of descent and distribution, or pursuant to a domestic relations order. Unless otherwise determined by the Board, awards terminate three (3) months after termination of employment or other association with the Company or one (1) year after termination due to disability or death. In the event that termination of employment or association is for a cause, as that term is defined in the Plan, unless otherwise determined by the Board, awards terminate immediately upon such termination.

The Plan provides for immediate vesting of all options and stock appreciation rights upon the occurrence of a “Change In Control Event,” unless specifically provided to the contrary in any specific option or stock appreciation right. In the event of a “Reorganization Event” (regardless of whether such event also constitutes a “Change In Control Event”), except as otherwise specifically provided to the contrary in any option or stock appreciation right, the Plan provides for all outstanding options and stock appreciation rights to either (i) be assumed by, or equivalent options or rights substituted by, the acquiring or succeeding corporation; or (ii) if the acquiring or succeeding corporation does not agree to assume or substitute for such options or rights, all then unexercised options and stock appreciation rights will become immediately exercisable in full as of a date prior to the completion of such Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event. In the event that a Reorganization Event provides for the payment of cash to our stockholders, the Board may instead provide that all outstanding options and stock appreciation rights will terminate upon the consummation of such Reorganization Event and for the holders of such options and stock appreciation rights to receive a cash payment equal to the amount (if any) by which the price paid to our stockholders exceeds the aggregate exercise price of such options or rights.

In the case of outstanding restricted stock or restricted unit awards, the Plan provides that upon a “Change In Control Event,” all restrictions applicable to such awards to automatically be deemed terminated or satisfied, except as specifically set forth to the contrary in any award. In the event of a “Reorganization Event” that is not a “Change in Control Event”, the repurchase and other rights of the Company under such restricted stock or restricted unit awards shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property that the common stock was converted into or exchanged for pursuant to such Reorganization Event.

The Plan defines “Reorganization Event” to mean: (i) any merger or consolidation of the Company with or into another entity as a result of which all of the outstanding shares of common stock are converted into or exchanged for the right to receive cash, securities or other property; or (ii) any exchange of all outstanding shares of common stock for cash, securities or other property pursuant to a share exchange transaction.

The Plan defines a “Change in Control Event” to mean: (i) the acquisition by an individual, entity or group of 30% or more of the issued and outstanding shares of common stock of the Company or of the combined voting power of all outstanding securities of the Company unless such acquisition was directly from the Company, was acquired by an employee benefit plan of the Company, or resulted from an acquisition of the Company in which the stockholders of the Company immediately prior to the acquisition continue to own more than 50% of the Company’s outstanding voting securities and no person (except for the acquiring corporation or an employee benefit plan of such entity) beneficially owns in excess of 30% of the Company’s outstanding voting shares; (ii) an event as a result of which persons who were members of the Board of Directors of the Company on the date the Plan was adopted or were nominated or elected by at least a majority of such directors fail to constitute a majority of the board of directors of the Company; or (iii) a merger, consolidation, reorganization, recapitalization, share exchange or sale or other disposition of all or substantially all assets of the Company unless immediately following such transaction, the stockholders of the Company immediately prior to such transaction continue to own more than 50% of the Company’s outstanding voting securities and no person (except for the acquiring corporation or an employee benefit plan of such entity) beneficially owns in excess of 30% of the Company’s outstanding voting shares.

Issuance of Options under the Plan to Employees, Advisors and Consultants

On October 12, 2007, we issued nonstatutory stock options under the Plan to purchase an aggregate of 1,270,000 shares of our common stock to certain of our employees, advisors and consultants (the “Initial Employee Options”). The Initial Employee Options have an exercise price of $.50 per share, vest in two equal semi-annual installments over a one year period commencing on the date of grant, terminate five years from the date of grant, and are otherwise subject to the terms of the Plan.

On October 15, 2007, we issued additional nonstatutory stock options under the Plan to purchase an aggregate of 1,270,000 shares of our common stock to certain of our employees, advisors and consultants (“Additional Employee Options”). Issuance of the Additional Employee Options was conditioned upon each recipient surrendering to us for cancellation all outstanding options held by the recipient. As a result, the recipients have surrendered options to purchase an aggregate of 1,350,000 shares of our common stock at exercise prices between $1.93 and $2.39 per share. The Additional Employee Options have an exercise price of $.65 per share, vest in two equal installments on the 18-month and 24-month anniversary of the date of grant, terminate five years from the date of grant, and are otherwise subject to the terms of the Plan.

Issuance of Options to Executive Officers and Directors

On October 12, 2007, we issued options to purchase an aggregate of 6,300,000 shares of our common stock to our executive officers and directors (the “Initial D&O Options”), as set forth below:

Name	Title	Number of Shares
Rory Olson	Chief Executive Officer	3,625,000

Mitchell Rosen	Executive Vice President and Chief Financial Officer	1,000,000

Mark Wolinsky	Chief Operating Officer	1,000,000

Andrew Gertler	Director	375,000

Paul Denommee	Director	50,000

F. Bryson Farrill	Director	100,000

Steve Shaper	Director	150,000

The Initial D&O Options have an exercise price of $.50 per share, are fully vested and exerciseable in full upon grant, and terminate five years from the date of grant. The Initial D&O Options contain lock-up provisions which provide that (i) prior to April 12, 2008, no shares of common stock issued upon exercise of the Initial D&O Options may be sold, and (ii) on or after April 12, 2008 and prior to October 12, 2008, 50% of the shares of common stock issued upon exercise of the Initial D&O Options may be sold. The Initial D&O Options also contain a repurchase right pursuant to which we can repurchase certain of the shares of common stock issued upon exercise of the Initial D&O Options at the exercise price in the event the holder resigns or is terminated for cause as follows: (A) if such for cause termination occurs prior to April 12, 2008, we can repurchase all shares issued upon exercise of the Initial D&O Options; (B) if resignation occurs prior to October 12, 2008, we can repurchase 50% of the shares issued upon exercise of the Initial D&O Options and (C) if such for cause termination occurs on or after April 12, 2008 and prior to October 12, 2008, we can repurchase 50% of the shares issued upon exercise of the Initial D&O Options.

In the event any of the executive officers or directors are terminated without cause, the Initial D&O Options may be exercised for a period of two years following termination. In the event any of the executive officers or directors are terminated for cause, then the Initial D&O Options immediately terminate. If any of the executive officers or directors resign prior to October 12, 2008, then the Initial D&O Options may be exercised for 50% of the shares of common stock issuable under such option for a period of thirty days following resignation. If any of the executive officers or directors resign on or after October 12, 2008, then the Initial D&O Options may be exercised for a period of thirty days following the resignation. The “Change of Control” provisions of the Initial D&O Options are consistent with the “Change of Control” provisions under the Plan, which are more fully described above.

On October 15, 2007, we issued additional options to purchase an aggregate of 6,300,000 shares of our common stock to our executive officers and directors (the “Additional D&O Options”), as set forth below:

Name	Title	Number of Shares
Rory Olson	Chief Executive Officer	3,625,000

Mitchell Rosen	Executive Vice President and Chief Financial Officer	1,000,000

Mark Wolinsky	Chief Operating Officer	1,000,000

Andrew Gertler	Director	375,000

Paul Denommee	Director	50,000

F. Bryson Farrill	Director	100,000

Steve Shaper	Director	150,000

The Additional D&O Options have an exercise price of $.65 per share, are fully vested and exerciseable in full upon grant, and terminate five years from the date of grant. Issuance of the Additional D&O Options was conditioned upon the executive officers and directors surrendering to us for cancellation all outstanding options held by such executive officers and directors. As a result, the executive officers and directors have surrendered options to purchase an aggregate of 7,985,000 shares of our common stock at exercise prices between $1.00 and $2.39 per share. The Additional D&O Options contain lock-up provisions which provide that (i) prior to April 15, 2009, no shares of common stock issued upon exercise of the Additional D&O Options may be sold, and (ii) on or after April 15, 2009 and prior to October 15, 2009, 50% of the shares of common stock issued upon exercise of the Additional D&O Options may be sold. The Additional D&O Options also contain a repurchase right pursuant to which we can repurchase certain of the shares of common stock issued upon exercise of the Additional D&O Options at the exercise price in the event the holder resigns, dies or is terminated as follows: (A) if Holder resigns or is terminated for cause prior to April 15, 2009, we can repurchase all shares issued upon exercise of the Additional D&O Options; (B) if Holder resigns or is terminated for cause on or after April 15, 2009 and prior to October 15, 2009, we can repurchase 50% of the shares issued upon exercise of the Additional D&O Options; and (C) if Holder dies or is terminated without cause prior to October 15, 2008, we can repurchase all shares issued upon exercise of the Additional D&O Options.

In the event any of the executive officers or directors are terminated without cause prior to October 15, 2008 or are terminated for cause at any time, the Additional D&O Options shall immediately terminate. In the event any of executive officers or directors are terminated without cause on or after October 15, 2008, the Additional D&O Options may be exercised for a period of two years following termination. If any of the executive officers or directors resign on or after April 15, 2009 but prior to October 15, 2009, then the Additional D&O Options may be exercised for 50% of the shares of common stock issuable under such option for a period of thirty days following resignation. If any of the executive officers or directors resign on or after October 15, 2009, then the Additional D&O Options may be exercised for a period of thirty days following the resignation. The “Change of Control” provisions of the Additional D&O Options are consistent with the “Change of Control” provisions under the Plan, which are more fully described above.

On October 12, 2007, we issued a nonstatutory stock option under the Plan to purchase 200,000 shares of our common stock to Mark Brookshire, President of Stock-Track, Inc. (the “Brookshire Initial Option”). The terms of the Brookshire Initial Option are identical to the Employee Initial Options, which are more fully described above.

On October 15, 2007, we issued an additional nonstatutory stock option under the Plan to purchase 200,000 shares of our common stock to Mr. Brookshire (the “Brookshire Additional Option”). Issuance of the Brookshire Additional Option was conditioned upon Mr. Brookshire surrendering to us for cancellation all outstanding options held by him. As a result, Mr. Brookshire has surrendered options to purchase 200,000 shares of our common stock at an exercise price of $2.20 per share. The terms of the Brookshire Additional Option are identical to the Employee Additional Options, which are more fully described above.

The foregoing descriptions of the Plan, the Employee Initial Options, the Employee Additional Options, the Initial D&O Options, the Additional D&O Options, the Brookshire Initial Option, and the Brookshire Additional Option are qualified in their entirety by reference to the complete text of the Plan and forms of stock option agreements filed as exhibits to this report and incorporated herein by this reference.

Amendment to Employment Agreement with Rory Olson

On October 17, 2007, we entered into a letter agreement (the “Letter Agreement”) with Rory Olson, our Chief Executive Officer, effective October 1, 2007, which amended his employment agreement to provide for the payment of an annual salary to Mr. Olson in the amount of $300,000 Cdn., payable on a semi-monthly basis.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the complete text of the Letter Agreement filed as exhibit 10.6 to this report and incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit
10.1	Neutron Enterprises, Inc. 2007 Stock Incentive Plan

10.2	Form of Option Agreement, dated October 12, 2007, by and between the Company and certain executive officers and directors

10.3	Form of Option Agreement, dated October 15, 2007, by and between the Company and certain executive officers and directors

10.4	Form of Option Agreement under the Neutron Enterprises, Inc. 2007 Stock Incentive Plan, dated October 12, 2007, by and between the Company and certain of its officers, employees, consultants and advisors

10.5	Form of Option Agreement under the Neutron Enterprises, Inc. 2007 Stock Incentive Plan, dated October 15, 2007, by and between the Company and certain of its officers, employees, consultants and advisors

10.6	Letter Agreement dated October 17, 2007 by and between the Company and Rory Olson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neutron Enterprises, Inc.

Date: October 18, 2007	By:	/s/ Mitchell Rosen

Mitchell Rosen Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Neutron Enterprises, Inc. 2007 Stock Incentive Plan

10.2	Form of Option Agreement, dated October 12, 2007, by and between the Company and certain executive officers and directors

10.3	Form of Option Agreement, dated October 15, 2007, by and between the Company and certain executive officers and directors

10.4	Form of Option Agreement under the Neutron Enterprises, Inc. 2007 Stock Incentive Plan, dated October 12, 2007, by and between the Company and certain of its officers, employees, consultants and advisors

10.5	Form of Option Agreement under the Neutron Enterprises, Inc. 2007 Stock Incentive Plan, dated October 15, 2007, by and between the Company and certain of its officers, employees, consultants and advisors

10.6	Letter Agreement dated October 17, 2007 by and between the Company and Rory Olson.